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                                                                   Exhibit 10.37


                                 AMENDMENT NO. 3
                             TO THE CREDIT AGREEMENT


         Dated as of June 23, 1999

                  AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this "Amendment") among Iron Age Corporation, a Delaware corporation (the "Borrower"), Iron Age Holdings Corporation, a Delaware corporation (the "Parent Guarantor"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Banque Nationale de Paris, as agent (the "Agent") for the Lenders, initial issuing bank and swing line bank.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of April 24, 1998, a Letter Waiver thereto dated as of August 28, 1998 and an Amendment No. 2 and Waiver dated as of February 26, 1999 (such Credit Agreement, as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 is amended by amending clause (a)(ii) thereof in full to read as follows:

                  "(ii) income taxes of the Parent Guarantor and its Subsidiaries that have been paid in cash during such Rolling Period (other than taxes paid in respect of the purchase of Senior Subordinated Notes at a discount in accordance with
                  Section 5.02(k)(ii)(z)) to"

                  (b) Section 2.14(b) is amended in full to read as follows:

                  "(b) from the Acquisition Advances on the terms provided by
                  Section 5.02(f)(xi), 5.02(f)(xvi), 5.02 (f)(xvii) or
                  5.02(k)(ii)(z), as applicable".


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                  (c) Section 3.02(iii) is amended in full to read as follows:

                           "(iii) for each Acquisition Borrowing, (a) such
                  Borrowing shall be in compliance with the terms set forth in
                  Section 5.02(f)(xi), 5.02(f)(xvi) or 5.02(f)(xvii), as
                  applicable, and, if requested by the Agent or the Required Lenders, the Borrower will provide the Lender Parties with certificates and letters of the type referred to in Section 3.01(k)(xv) after giving effect to the application of proceeds from such Borrowing, (b) with respect to each Acquisition Borrowing occurring prior to April 30, 2000 the proceeds of which will be used for any purpose other than the purchase of Senior Subordinated Notes in compliance with Section 5.02(k)(ii)(z), the Parent Guarantor shall also be in compliance, before and after giving effect to the Investment related to such Acquisition Borrowing, with the financial covenants set forth in Schedule IV hereto and (c) with respect to each Acquisition Borrowing the proceeds of which will be used to purchase Senior Subordinated Notes, such Borrowing shall be in compliance with the terms set forth in Section 5.02(k)(ii)(z); and"

                  (d) Section 3.02(iv) is amended in full to read as follows:

                           "(iv) for each Working Capital Advance or Swing Line
                  Advance made by the Swing Line Bank or issuance of any Letter of Credit, the sum of the Loan Values of the Eligible Collateral (as determined based on the most recent Borrowing Base Certificate delivered to the Lender Parties hereunder) exceeds the aggregate principal amount of Working Capital Advances plus Swing Line Advances plus Letter of Credit Advances to be outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding after giving effect to such Advance or issuance, respectively, plus, for the period beginning on the date that the Borrower first makes an Acquisition Borrowing to finance the purchase of Senior Subordinated Notes in accordance with the terms set forth in
                  Section 5.02(k)(ii)(z) and ending on the date upon which the Required Lenders consent in writing to the termination of such availability blockage, $3,000,000."

                  (e) Section 5.02(k) is amended in full to read as follows:

                           "(k) Prepayments, Etc. of Debt. (i) Amend, modify or
                  change in any manner, or permit any of their Subsidiaries to amend, modify or change in any manner, any term or condition of any Surviving Debt, any Subordinated Debt or the Discount Notes or (ii) prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, or permit any of their Subsidiaries to do so, other than (x) the prepayment of the Advances in accordance with the terms of this Agreement, (y) if both before and after giving effect to any such prepayment, redemption, purchase, defeasance or other


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                  satisfaction, no Default has occurred or would result
                  therefrom, regularly scheduled or required repayments or redemptions of Surviving Debt and (z) on or prior to January 31, 2000, the purchase of Senior Subordinated Notes at or below par if (1) the Borrower provides to the Lenders on or prior to the date of such purchase a certificate (A) stating that both before and after giving effect to any such purchase, no Default has occurred or would result therefrom, (B) stating that, in the aggregate, not more than $13,300,000 of the Acquisition Advances have been used in connection with such purchase and (C) demonstrating in reasonable detail pro forma compliance with Section 5.04 giving effect to such purchase and (2) any proceeds of the Acquisition Advances used in connection with such purchase shall not exceed $13,300,000 in the aggregate and shall equal not more than 66 2/3% of the purchase price of such Senior Subordinated Notes and not less than 33 1/3% of the purchase price of such Senior Subordinated Notes shall be paid with the proceeds of a Permitted Issuance ."

                  (f) Section 5.04(c) is amended by deleting the ratios set opposite the following dates and substituting therefor the ratio set forth below opposite each such date:

                  Rolling Period Ending Closest To                                   Ratio
                  --------------------------------                                   -----
                  July 31, 1999                                                 1.40 : 1.00
                  October 31, 1999                                              1.50 : 1.00
                  January 31, 2000                                              1.60 : 1.00

                  (g) Section 5.04(e) is amended by deleting the ratios set opposite the following dates and substituting therefor the ratio set forth below opposite each such date:

                  Rolling Period Ending Closest To                                   Ratio
                  --------------------------------                                   -----
                  July 31, 1999                                                 2.20 : 1.00
                  October 31, 1999                                              2.10 : 1.00
                  January 31, 2000                                              2.00 : 1.00

                  (h) Schedule I to the Credit Agreement is amended in full to read as set forth as Annex A hereto.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received the following:

                   (a) Counterparts of this Amendment executed by the Borrower, the Required Lenders and each Acquisition Lender for which the Acquisition Commitment of such Lender is increased as a result of this Amendment or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment,


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                  (b) The consent attached hereto executed by the Parent
Guarantor and the Subsidiary Guarantors,

                  (c) Certified copies of the resolutions of the Board of Directors of the Borrower and each other Loan Party approving this Amendment, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment,

                  (d) A certificate of each of the Borrower, the Parent Guarantor and each other Loan Party, signed on behalf of such Person by its President, any Executive Vice President or any Vice President and its Secretary, dated the date of this Amendment (the statements made in which certificate shall be true on and as of the date of this Amendment), certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in Section 3.01(k)(iii) of the Credit Agreement, (B) a true and correct copy of the bylaws of such Person as in effect on the date on which the resolutions referred to in clause
         (c) were adopted and on the date of this Amendment, (C) the due incorporation and good standing or valid existence of such Person as a corporation organized under the laws of the jurisdiction of its incorporation and the absence of any proceeding for the dissolution or liquidation of such Person, (D) the completeness and accuracy of the representations and warranties contained in the Loan Documents as though made on and as of the date of this Amendment and (E) the absence of any event occurring and continuing, or resulting from this Amendment, that constitutes a Default,

                  (e) A certificate of the Secretary of each of the Borrower, the Parent Guarantor and each other Loan Party certifying the names and true signatures of the officers of such Persons authorized to sign this Amendment and the Consent, as applicable,

                  (f) A favorable opinion of Ropes & Gray, special counsel for the Loan Parties, in form and substance reasonably satisfactory to the Agent.

This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.



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                  SECTION 3. Representations and Warranties of the Borrower. The
Borrower represents and warrants as follows:

                  (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not
         (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (e) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby.

                  SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit


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Agreement", "thereunder", "thereof" or words of like import referring to the
Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                                  IRON AGE CORPORATION


                                                  By ___________________________
                                                  Title:


                                                  BANQUE NATIONALE DE PARIS,
                                                  as Agent, Swing Line Bank,
                                                  Issuing Bank and as Lender


                                                  By ___________________________

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                                                  Title:


                                                  By ___________________________
                                                  Title:


                                                  KEY CORPORATE CAPITAL INC.


                                                  By ___________________________
                                                  Title:


                                                  PNC BANK, NATIONAL ASSOCIATION


                                                  By ___________________________
                                                  Title:


                                                  UBS AG, STAMFORD BRANCH


                                                  By ___________________________
                                                  Title:


                                                  By ___________________________
                                                  Title:


                                                  U.S. BANK NATIONAL ASSOCIATION


                                                  By ___________________________
                                                  Title:


                                     CONSENT

         Dated as of June 23, 1999


                  Each of the undersigned, as a Loan Party party to certain of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment No. 3), hereby


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consents to such Amendment and hereby confirms and agrees that (a)
notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and
(b) the Collateral Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                                  IRON AGE HOLDINGS CORPORATION


                                                  By ___________________________
                                                  Title:


                                                  IRON AGE INVESTMENT COMPANY


                                                  By ___________________________
                                                  Title:


                                                  FALCON SHOE MFG. CO.


                                                  By ___________________________
                                                  Title:


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Annex A

                                   SCHEDULE I